UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802

Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall

125 High Street, Room 1802

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 857-263-8100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

NORTHEAST
INVESTORS
TRUST

A NO LOAD FUND

Annual Report
For the Year Ending
September 30, 2019

Table of Contents

Letter to Shareholders	1
Historical Information	2
Summary of Net Assets	6
Schedule of Investments	7
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Trustees & Officers	24

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be posted to the Trust’s website (www.northeastinvestors.com/downloads/) and you will be notified by mail each time a report is posted and you will be provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To receive your shareholder reports or other communications electronically, please contact the Trust or your financial intermediary if you do not invest directly with the Trust.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact them to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Trust, you can call 800-225-6704 to inform the Trust that you wish to continue receiving paper copies of your shareholder reports.

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Dear Fellow Shareholders:

During the fiscal year 2019, Northeast Investors Trust posted a total return of -4.3%, which compares with the total return of +6.5% on the ICE Bank of America Merrill Lynch US High Yield Index, the Trust’s benchmark index. We are disappointed with these results.

The high yield market sold off sharply from October through December 2018, with price declines reaching 8%. Our conventional bonds and preferred stock holdings participated only marginally in this sell-off, because we had entered the fiscal year with our bond portfolio positioned defensively. Starting in January 2019, the high yield market rebounded sharply and finished the fiscal year in September slightly higher than it had started the fiscal year in the prior October. Looked at as a whole, we are pleased that our conventional high yield investments achieved essentially market returns with a fraction of the realized risk of the overall market.

On the other hand, out-of-index securities continue to impact the Trust’s performance negatively, accounting for a significant majority of the overall variance compared to the high yield index. This has been a continuing theme recently.

Will the weakness in out-of-index securities continue? On the one hand, there is always room for earnings surprises both positive and negative, and, perhaps more likely, technical trading issues in which valuations are affected without the catalyst of an earnings surprise. Having said that, when the fundamental earnings power of a given company is intact, then unfavorable valuation swings should be transitory.

A few words about market conditions in general: interest rates have come down in 2019, with the Fed cutting rates three times. As a result the high yield market is characterized by both low interest premia compared to Treasuries as well as low Treasury interest rates themselves. The first implies a sanguine view of the economy, while the second alternatively suggests some economic weakness is ahead. In light of the considerable uncertainties that could affect markets, we do think a balanced approach to portfolio risk is prudent.

Moreover, we think it probably is also appropriate to take stock generally of the phenomenon of sub-par returns impacting the lowest-rated sector of the high yield credit market. This is a counterintuitive and ahistorical development. As we pointed out above, valuations are challenging in that sector, and therefore bonds that encounter a credit problem now typically fall instantaneously in a very pronounced manner. In a nutshell, we believe that is a signal for caution with regard to credit risk, and, looking forward, we believe we have positioned our portfolio prudently compared to the overall market averages.

We continue to be significant shareholders of the Trust in our own right and remain highly focused on the Trust’s performance.

Sincerely,

Bruce H. Monrad
Chairman of the Trustees

Historical Information (unaudited)

	At End of Fiscal Year			Distribution Per Share During Fiscal Year
Fiscal Year Ended Sept. 30	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain	Average Monthly Net Asset Value
2010	120,110,979	$6.03	$723,592,180	$0.44	$0.0000	$5.93
2011	84,950,722	5.52	468,925,715	0.44	0.0000	6.15
2012	99,735,587	6.03	601,338,130	0.41	0.0000	5.86
2013	135,886,143	6.44	875,171,812	0.37	0.0000	6.31
2014	83,921,225	6.48	543,360,576	0.47	0.0000	6.57
2015	69,240,411	4.86	335,875,302	0.43	0.0000	5.63
2016	70,765,064	4.58	323,791,971	0.32	0.0000	4.34
2017	63,155,485	4.82	303,915,087	0.30	0.0000	4.70
2018	56,897,420	4.53	257,206,545	0.26	0.0000	4.64
2019	48,736,225	4.14	201,345,500	0.20	0.0000	4.32

Average Annual Total Return (unaudited)

One year ended September 30, 2019	-4.27%
Five years ended September 30, 2019	-2.67%
Ten years ended September 30, 2019	3.37%

SEC Yield (unaudited)*

Yield calculated as of September 30, 2019:    4.10%

*	The 30-Day SEC yield for the Trust is derived using a formula specified by the SEC. The Statement of Additional Information contains additional information regarding the computation of the SEC yield.

About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 3/31/2019	Ending Account Value 9/30/2019	Expenses Paid During Period 3/31/2019 - 9/30/2019*
Actual Return -2.35%	1.57%	$ 1,000.00	$ 976.50	$7.87
Hypothetical (5% return before expenses)	1.57%	$ 1,000.00	$ 1,017.20	$7.94

*

Expenses are equal to the Trust’s annualized prior six month expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

As a shareholder of the Trust, you incur ongoing costs, which include costs for portfolio management, administrative services and other fund expenses. The above example is intended to help you understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with those of similar mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses based on the Trust’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Fixed Income Portfolio Composition (unaudited)

Maturity Schedule
(% of portfolio)

Under 1 Year	0%
1-5 Years	84%
6-10 Years	9%
11-15 Years	0%
Over 15 Years	7%
Total	100%

Quarterly Portfolio Holdings

Each fiscal quarter-end the Trust is required to file a complete schedule of portfolio holdings with the SEC. The schedules of portfolio holdings for the second and fourth quarters are incorporated in and filed as part of the semi-annual and annual reports to shareholders. The schedules of portfolio holdings for the first and third quarters are filed with the SEC on Form N-Q. The Trust makes the information on Form N-Q available on its website at www.northeastinvestors.com or upon request.

Shareholders may also access and review information and reports of the Trust, including Form N-Q, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s website at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-576.

The SEC recently passed new modernization reporting rules to broaden and deepen the kinds of information that funds must disclose about their portfolio holdings and investment practices. The Reporting Rules introduce new Form N-PORT which will replace currently effective Form N-Q. The new form is primarily designed for use by the SEC and its staff to facilitate their oversight of the fund industry. The Trust will commence the new filing in accordance with the compliance dates of the rule.

Performance Graph — Ten Years (unaudited)

The following graph compares the cumulative total shareholder return on Northeast Investors Trust shares over the ten preceding fiscal years to the cumulative total share return on the ICE Bank of America Merrill Lynch US High Yield Index, (US High Yield Index) assuming an investment of $10,000 in both at their closing prices on September 30, 2009 and reinvestment of dividends and capital gains.

The US High Yield Index is an unmanaged market value-weighted index comprised of approximately 2,200 domestic and yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Keep in mind that past performance does not guarantee future returns, and an investment in the Trust is not guaranteed.

Year	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
NEIT	$10,000	$11,314	$11,133	$13,045	$14,762	$15,952	$12,902	$13,070	$14,610	$14,553	$13,931
US High Yield Index	$10,000	$11,852	$12,008	$14,282	$15,295	$16,401	$15,816	$17,844	$19,460	$20,029	$21,290

Summary of Net Assets September 30, 2019 (unaudited)

	Value	% of Net Assets
Corporate Bonds, Loans & Notes
Aerospace	$9,354,240	4.64%
Building Products	538,750	0.27%
Coal	1,005,857	0.50%
Consumer Discretionary	18,325,000	9.10%
Consumer Finance	10,155,325	5.04%
Drug Stores	1,586,700	0.79%
Electrical Components & Equipment	1,928,586	0.96%
Electrical Utility	4,075,500	2.02%
Energy / Natural Resources	13,059,565	6.49%
Homebuilders	8,920,849	4.43%
Industrial Servicing / Manufacturing	18,011,875	8.94%
Metals & Mining	7,159,975	3.56%
Oil & Gas Drilling	15,114,280	7.51%
Paper / Forest Products	9,810,500	4.87%
Power Generation	3,968,250	1.97%
Renewable Energy	659,513	0.33%
Tobacco	19,849,850	9.86%
Total Corporate Bonds, Loans & Notes	$143,524,615	71.28%
Common and Preferred Stock
Coal	$226,060	0.11%
Diversified Chemicals	1,969,426	0.98%
Electrical Utility	1,106,690	0.55%
Energy / Natural Resources	775,159	0.38%
Food Processing	6,868,429	3.41%
Metals & Mining	9,871,863	4.90%
Oil & Gas Drilling	2,667,326	1.33%
Packaging & Container	132,168	0.07%
Paper / Forest Products	281,245	0.14%
Pipeline	10,158,500	5.05%
Retail Food Chain	2,041,523	1.01%
Transportation	110,382	0.05%
Total Common and Preferred Stock	$36,208,771	17.98%
Total Asset Backed Securities	700,207	0.35%
Total GDP-Linked Bonds	687,731	0.35%
Total Warrants	2	0.00%
Total Repurchase Agreement	18,446,781	9.16%
Total Investments	199,568,107	99.12%
Receivables	2,349,333	1.16%
Total Assets	201,917,440	100.28%
Liabilities	(571,940)	-0.28%
Total Net Assets	$201,345,500	100.00%

Schedule of Investments (a) September 30, 2019

Asset Backed Securities — 0.35% Name of Issuer	Principal	Value
Airline Lease — 0.35%
Aircraft Fin Trust, 2.5075% (1 month LIBOR + 0.48%), 5/15/24	$15,560,147	$700,207
Total Asset Backed Securities — (cost—$6,768,664)		$700,207

Corporate Bonds, Loans & Notes — 71.28%
Name of Issuer	Principal	Value
Aerospace — 4.64%
Transdigm, Inc., 6%, 7/15/22	$9,216,000	$9,354,240
Building Products — 0.27%
Builders Firstsource, 6.75%, 6/01/27 (b)	500,000	538,750
Coal — 0.50%
Westmoreland Mining Holdings LLC TL, FRN 15%, PIK, 3/15/29 (f)	1,422,109	1,005,857
Consumer Discretionary — 9.10%
Foot Locker, Inc., 8.5%, 01/15/22	7,500,000	8,250,000
Griffon Corp, 5.25%, 3/01/22	10,000,000	10,075,000
		18,325,000
Consumer Finance — 5.04%
Credit Acceptance Corp., 6.125%, 2/15/21	10,130,000	10,155,325
Drug Stores — 0.79%
Rite Aid Corp., 6.125%, 4/01/23 (b)	2,000,000	1,586,700
Electrical Components & Equipment — 0.96%
Advanced Lighting Technologies, FRN 19.2885%, PIK, (3 month LIBOR + 17%) 9/30/23 (b) (c)	6,595,713	1,928,586
Electrical Utility — 2.02%
DPL, Inc., 7.25%, 10/15/21	3,800,000	4,075,500
Energy/Natural Resources — 6.49%
American Eagle Energy Corp., 11%, 9/01/19 (b) (d) (e)	15,500,000	174,375
CNX Resources Inc., 7.25%, 3/14/27	10,000,000	8,300,000
RAAM Global Energy Co., 12.5%, 10/01/15 (d) (e)	23,000,000	28,750
Range Resources Corp., 4.875%, 5/15/25	5,000,000	4,125,000
Talos Production LLC, 11%, 4/03/22	422,980	431,440
		13,059,565
Homebuilders — 4.43%
Brookfield Residential Properties, Inc., 6.125%, 7/01/22 (b)	7,211,000	7,323,520
Tousa, Inc., 9%, 7/01/10 (d) (e)	14,111,000	88,194
Tousa, Inc., 8.25%, 4/1/11 (d) (e)	12,250,000	76,563
William Lyons Homes, Inc., 7%, 8/15/22	1,429,000	1,432,572
		8,920,849

Corporate Bonds, Loans & Notes—(continued) Name of Issuer	Principal	Value
Industrial Servicing / Manufacturing — 8.94%
Clean Harbors, Inc., 4.875%, 7/15/27	$500,000	$521,875
Fortress Transportation and Infrastructure Investors LLC, 6.75%, 3/15/22 (b)	7,000,000	7,315,000
XPO Logistics, Inc., 6.5%, 6/15/22 (b)	10,000,000	10,175,000
		18,011,875
Metals & Mining — 3.56%
American Gilsonite Co., PIK 17%, 12/31/21 (b)	7,740,123	7,159,975
Oil & Gas Drilling — 7.51%
Parker Drilling Co. TL, 13% (11% cash, 2% PIK), 3/26/24 (f)	2,501,789	2,489,280
Tidewater, Inc., 8%, 8/01/22	12,500,000	12,625,000
		15,114,280
Paper/Forest Products — 4.87%
Cenveo Corp., 8.5%, 9/15/22 (b) (d)	25,000,000	336,500
Neenah, Inc., 5.25%, 5/15/21 (b)	9,474,000	9,474,000
		9,810,500
Power Generation — 1.97%
Vistra Energy Corp., 8.125%, 1/30/26 (b)	3,700,000	3,968,250
Renewable Energy — 0.33%
Enviva Partners LP, 8.5%, 11/01/21	645,000	659,513
Tobacco — 9.86%
Pyxus International, Inc., 8.5%, 4/15/21 (b)	10,620,000	10,274,850
Vector Group LTD, 6.125%, 2/01/25 (b)	10,000,000	9,575,000
		19,849,850
Total Corporate Bonds, Loans & Notes — (cost—$212,287,855)		$143,524,615

GDP-Linked Bonds — 0.35% Name of issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina’s GDP), 12/15/35 (d)	$34,386,574	$687,731
Total GDP-Linked Bonds — (cost—$1,423,421)		$687,731

Common & Preferred Stock — 17.98% Name of Issuer	Number of Shares	Value
Coal — 0.11%
Westmoreland Mining Holding LLC, Class A Units (d) (f)	22,606	$226,060
Diversified Chemicals — 0.98%
Ingevity Corp. (d)	602	51,074
NL Industries, Inc. (d)	510,200	1,918,352
		1,969,426

Common & Preferred Stock—(continued) Name of Issuer	Number of Shares	Value
Electrical Components & Equipment — 0.00%
Advanced Lighting Technologies PFD (c) (d)	$104,947	$—
Electrical Utility — 0.55%
Homer City Holdings, LLC (d) (f)	221,338	1,106,690
Energy / Natural Resources — 0.38%
SilverBow Resources, Inc. (d)	5,058	49,012
Talos Energy, Inc. (d)	35,718	726,147
		775,159
Food Processing — 3.41%
Viskase Cos., Inc. (d)	3,052,635	6,868,429
Metals & Mining — 4.90%
American Gilsonite (c) (d) (f)	15,980	3,824,653
American Zinc Recycling, LLC (c) (d) (f)	14,659	6,046,837
Ormet Corp. (d)	372,638	373
		9,871,863
Oil & Gas Drilling — 1.33%
Key Energy Services, Inc. (d)	6,453	9,615
Parker Drilling Co. (d)	140,471	2,657,711
		2,667,326
Packaging & Container — 0.07%
Westrock Co.	3,626	132,168
Paper/Forest Products — 0.14%
Cenveo Enterprises, Inc. (d) (f)	20,833	281,245
Pipeline — 5.05%
Crestwood Equity Partners LP PFD	1,100,000	10,158,500
Retail Food Chain — 1.01%
Romacorp, Inc. (c) (d) (f)	82,220	2,041,523
Transportation — 0.05%
Getlink SA	7,349	110,382
Total Common & Preferred Stock — (cost—$61,492,490)		$36,208,771

Warrants — 0.00% Name of Issuer	Number of Shares	Value
Advanced Lighting Technologies, DTD 10/04/17 @ $123.27 expiration 10/04/27 (c) (d)	2,006	$—
Jack Cooper Enterprises, Inc., DTD 12/30/17 @ $0.01 expiration 12/30/27 (d)	16,500	2
Total Warrants — (cost—$255,833)		$2

Warrants—(continued) Name of Issuer	Number of Shares	Value
Repurchase Agreement — 9.16%
State Street Bank & Trust Co. 0.25% dated 9/30/2019, to be repurchased at $18,446,910 on 10/01/2019 (g)
Total Repurchase Agreement — (cost—$18,446,781)	18,446,781	$18,446,781
Total Investments — 99.12% (cost—$300,675,044)		199,568,107
Net Other Assets and Liabilities — 0.88%		1,777,393
Net Assets — 100%		$201,345,500

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings. There were no short term borrowings as of September 30, 2019.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,830,506 which represents 34.68% of total net assets. These securities are generally deemed liquid.

(c)

Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of September 30, 2019 was $13,841,599 which represents 6.87% of total net assets.

(d)	Non-income producing security.
(e)	Security is in principal default.
(f)

All or a portion the security is restricted. The Trust may acquire restricted securities which may be subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2019 was $17,022,145 which represents 8.45% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/13/2014	$5,273,400
American Zinc Recycling, LLC	7/19/2012 - 9/30/2016	$8,474,521
Cenveo Enterprises, Inc.	9/11/2018	$607,500
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. 2nd Lien Term Loan	3/27/2019	$2,982,857
Romacorp, Inc.	11/15/2006	$4,118,756
Westmoreland Mining Holdings Co	3/15/2019	$2,445,129
Westmoreland Mining Holdings Co Class A Units	3/15/2019	$641,637

(g)	Acquired on September 30, 2019. Collateralized by $18,816,450 of US Treasury Notes due 9/30/2026. The maturity value is $18,446,910.
PIK	Payment in Kind
FRN	Floating Rate Note - rates reflected are as of September 30, 2019
PFD	Preferred Security
TL	Term Loan

Statement of Assets and Liabilities

September 30, 2019

Assets
Investments—at market value (cost $282,228,263)	$181,121,326
Repurchase Agreement—at market value (cost $18,446,781)	18,446,781
Receivable for interest	2,348,967
Receivable for shares sold	366
Total Assets	201,917,440

Liabilities
Payable for trustee fees	252,103
Accrued expenses	234,925
Payable for shares repurchased	84,912
Total Liabilities	571,940
Net Assets	$201,345,500
Net Assets Consist of:
Capital, at a $1.00 par value	$48,736,225
Paid in surplus	446,647,522
Total distributable earnings / (loss)	(294,038,247)
Net Assets	$201,345,500
Net Asset Value, offering price and redemption price per share ($201,345,500/48,736,225 shares)	$4.14

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2019

Investment Income
Interest	$11,143,539
PIK Interest	2,285,522
Dividends	937,947
Other Income	66,701
Total Income	14,433,709

Expenses
Administrative expenses and salaries	$1,415,363
Trustee fees	1,081,308
Computer and related expenses	207,625
Commitment fees	141,322
Auditing fees	132,750
Legal fees	126,750
Printing, postage and stationery fees	61,750
Custodian fees	59,875
Interest expense	51,199
Registration and filing fees	43,625
Insurance	43,425
Transfer Agent Fees	32,023
Telephone	11,125
Other expenses	65,750
Total Expenses	3,473,890
Net Investment Income	10,959,819
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	(18,328,963)
Change in unrealized appreciation (depreciation) of investments	(2,392,284)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,761,428)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$10,959,819	$11,829,975
Net realized gain (loss) from investment transactions	(18,328,963)	(2,584,669)
Change in unrealized appreciation (depreciation) of investments	(2,392,284)	(11,175,424)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,761,428)	(1,930,118)
Distributions to Shareholders from Net Investment Income		(15,076,212)
Distributions to Shareholders from Operations [1]	(10,272,771)
From Net Trust Share Transactions—(See Note D)	(35,826,846)	(29,702,212)
Total Increase (Decrease) in Net Assets	(55,861,045)	(46,708,542)
Net Assets:
Beginning of Period	257,206,545	303,915,087
End of Period	$201,345,500	$257,206,545
Undistributed Net Investment Income [1]		$1,009,710

[1]	Certain line-items have been combined or removed in the current period in accordance to SEC Final Rule Release No. 33-10532, Disclosure Update and Simplication.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Year Ended September 30,
Per Share Data	2019	2018	2017	2016	2015
Net Asset Value:
Beginning of Period	$4.53	$4.82	$4.58	$4.86	$6.48
Income From Investment Operations:
Net investment income^	0.21	0.20	0.28	0.33	0.37
Net realized and unrealized gain (loss) on investment	–0.40	–0.23	0.26	–0.29	–1.56
Total from investment operations	–0.19	–0.03	0.54	0.04	–1.19
Less Distributions:
Net investment income	–0.20	–0.26	–0.30	–0.32	–0.43
Net Asset Value:
End of Period	$4.14	$4.53	$4.82	$4.58	$4.86
Total Return#	–4.27%	–0.39%	11.78%	1.30%	–19.12%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$201,346	$257,207	$303,915	$323,792	$335,875
Ratio of operating expenses to average net assets*	1.56%	1.48%	1.52%	1.60%	1.27%
Ratio of interest expense to average net assets	0.09%	0.15%	0.13%	0.29%	0.18%
Ratio of net investment income to average net assets	4.91%	4.35%	5.98%	7.66%	6.50%
Portfolio turnover rate	45.13%	42.69%	61.33%	3.52%	7.72%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the SEC under the Investment Company Act of 1940, as amended. The primary objective of the Trust is the production of income. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies including FASB Accounting Standard update (“ASU”) 2013-08.

Note B–Significant Accounting Policies

Valuation of Investments: The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sale price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on analysis of market data and other factors such as last sale, dealer bids, yields, quality ratings, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including certain restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may also be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions.

The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 P.M. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities valued in good faith on September 30, 2019 was $13,841,599, which represents 6.87% of net assets.

Notes to Financial Statements (continued)

Federal Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2019 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting: The preparation of financial statements inconformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk: Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Notes to Financial Statements (continued)

Payment-In-Kind (PIK) Risk: Investments in PIK bonds may offer a higher interest rate than other securities and also a higher growth potential due to the compounding nature of the payments; however, these bonds also carry additional risk of default as they are generally issued by companies that do not have the cash flow available to make routine cash interest payments to the lenders.

Repurchase Agreement Risk: In the event of default or bankruptcy by either party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

New Accounting Pronouncements: In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018.

Management is currently evaluating the potential impact of this change to the financial statements.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. The ASU is effective for annual periods beginning after December 15, 2019. Management has early adopted this ASU for the period ending September 30, 2019.

Note C–Trustees’ Compensation

Trustees’ compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2019 the current Independent Trustees were aggregately paid $120,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2019 was 6,141,077 shares (12.60%).

Administrative Expenses & Salaries: Northeast Investors Trust incurs salary and administrative expenses which include such expenses for personnel performing transfer agent and dividend disbursement related functions and other administrative functions of the Trust.

Notes to Financial Statements (continued)

Note D—Shares of Beneficial Interest

At September 30, 2019, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
Shares Sold	1,139,356	$4,910,394	5,463,809	$25,206,799
Shares issued to shareholders in reinvestment of distributions from net investment income	1,591,633	6,825,365	2,238,339	10,306,601
	2,730,989	$11,735,759	7,702,148	$35,513,400
Shares redeemed	(10,892,184)	(47,562,605)	(13,960,213)	(65,215,612)
Net Increase (Decrease)	(8,161,195)	$(35,826,846)	(6,258,065)	$(29,702,212)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $99,983,216 and $179,599,779 respectively, for the year ended September 30, 2019.

Note F–Line of Credit

The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the one-month LIBOR Rate during the period in which such loan is outstanding. At September 30, 2019 the Trust has an unused line of credit amounting to $50,000,000. The Trust pays a commitment fee of 0.20% on the unused portion of the line of credit when the loan balance is equal to or greater than $30,000,000 and otherwise pays 0.25%.The line of credit may be terminated at the bank’s option at its annual renewal date, on January 10, 2020.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2019:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	$5,860,912
Weighted average interest rate	3.60%

Note G–Repurchase Agreement

The Trust invests its cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements (continued)

Note H–Additional Tax Information

The amount of distributions paid during the years ended September 30, 2019 and 2018 were $10,272,771 and $15,076,212, and were classified as ordinary income.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted to update some of the federal income and excise tax rules related to regulated investment companies. The RIC Mod Act allows new capital losses to be carried forward indefinitely rather than for a maximum of eight years. The capital losses also now retain the character of the original loss rather than be carried forward as short-term losses as under previous law. The provisions of the RIC Mod Act are effective for taxable years beginning after December 22, 2010. Losses incurred during these years (Post-RIC Mod Act) will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result the Pre-RIC Mod Act capital loss carryforwards may expire unused. The Trust’s expired unused 2019 Pre-RIC Mod Act capital loss carryforward of $159,796,299 is reflected in paid in surplus. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

As of September 30, 2019 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Net Investment Income	$2,129,477
Total Capital Loss Carryfoward	(195,792,574)
Unrealized gains (losses)—net	(100,375,150)
Total distributable earnings (losses)—net	$(294,038,247)

At September 30, 2019 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$299,943,257
Gross unrealized gain	7,339,687
Gross unrealized loss	(107,714,837)
Net unrealized security gain (loss)	$(100,375,150)

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance

Notes to Financial Statements (continued)

of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

The following table summarized the Trust’s investment as of September 30, 2019 based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total as of 9/30/2019
Corporate Bonds, Loans & Notes	$—	$141,596,029	$1,928,586	$143,524,615
Common and Preferred Stock	13,045,241	11,250,517	11,913,013	36,208,771
GDP Linked Security	—	687,731	—	687,731
Asset Backed Security	—	700,207	—	700,207
Warrants	—	2	—	2
Repurchase Agreement	—	18,446,781	—	18,446,781
	$13,045,241	$172,681,267	$13,841,599	$199,568,107

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. For the year ended September 30, 2019, there were two transfers from Level 2 to Level 3 due to an absence of observable inputs at the end of the period.

At September 30, 2019, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds, Loans & Notes	Common and PFD Stock	Totals as of 9/30/2019
Beginning Balance @ 9/30/18	$3,352,322	$2,452,623	$5,804,945
Purchases/PIK Interest	1,164,212	—	1,164,212
Sales	—	—	—
Realized Gain(Loss)	—	—	—
Net Change in Unrealized Appreciation/(Depreciation)	(2,587,948)	(411,100)	(2,999,048)
Transfers into Level 3 from Level 2	—	9,871,490	9,871,490
Transfers out of Level 3 to Level 2	—	—	—
Ending Balance @ 09/30/2019	$1,928,586	$11,913,013	$13,841,599

Notes to Financial Statements (continued)

Change in Unrealized Gain / (Loss) for Positions Still Held at September 30, 2019
Corporate Bonds & Notes	$(2,587,948)
Common Stock	(411,100)
Totals	$(2,999,048)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3.

The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2019:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input(1)
Corporate Bonds, Loans & Notes
Electrical Components & Equipment	$1,928,586	Market Comparable(2)	Forward EBITDA Multiple	5x - 13.6x	Increase
Common Stock
Retail Food Chains	$2,041,523	Market Comparable(2)	Revenue Multiple	.3x - 1.6x	Increase
Metals and Mining	3,824,653	Market Comparable(2)	Forward EBITDA Multiple	2x - 16.3x	Increase
Metals and Mining		Third Party Vendor	Broker Quote	$550 - $650	Increase
	6,046,837		Private Company Discount	25%	Decrease
	$13,841,599

(1)

This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	Earnings multiples are based on comparable companies and transactions of comparable companies.

Notes to Financial Statements (continued)

Note J–Subsequent Events

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2019 and through the date of issuance of the Trust’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Trust’s financial statements.

Note K–Other

In the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be minimal.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Northeast Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Northeast Investors Trust (the Trust) as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes and the financial highlights for each of the four years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of September 30, 2019, the results of its operations for year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended September 30, 2015 for the Trust were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated November 24, 2015.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, counterparties or by other appropriate audit procedures, where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of Northeast Investors Trust since 2016.

Boston, Massachusetts
November 26, 2019

Trustees & Officers

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Suite 1802, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service*	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
Affiliated Trustees and Fund Officers
Ernest E. Monrad# Age: 89 Years of Service: 58	Trustee	Trustee of Northeast Investors Trust; Director and Chairman of Sippican Capital Advisors
Bruce H. Monrad# Age: 57 Years of Service: 26	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 62 Years of Service: 31	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors
David A. Randall Age: 52 Years of Service: 19	Chief Compliance Officer	Officer of Northeast Investors Trust
Independent Trustees
Peter J. Blampied Age: 77 Years of Service: 19	Trustee	Director of A.W. Perry, Inc.
George P. Beal Age: 66 Years of Service: 15	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 66 Years of Service: 15	Trustee	Managing Partner, Stanwich Advisors, LLC

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.
#	Ernest E. Monrad and Bruce H. Monrad are father and son respectively.

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Trustees

Ernest E. Monrad Peter J. Blampied Charles R. Daugherty	Bruce H. Monrad George P. Beal

Officers

Bruce H. Monrad, Chairman
Gordon C. Barrett, Executive Vice President & Chief Financial Officer
David A. Randall, Vice President & Chief Compliance Officer
Chapin P. Mechem, Vice President
Matthew D. Fratolillo, Vice President
Joseph R. Morrison, Vice President
Nancy A. Holler, Assistant Vice President

Custodian

State Street Bank & Trust Co.
1 Iron Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
90 State House Square
Hartford, CT 06103

Transfer Agent

Northeast Investors Trust
125 High St.
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

RSM US LLP
80 City Square
Boston, MA 02129

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com/media/proxyvotestrust.txt, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust
125 High St.
Boston, Massachusetts 02110
(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 800-225-6704.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics updated to July 27, 2016 is filed as Exhibit 12(a)(1) to this report. The registrant did not make any amendments to the code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 800-225-6704.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. Certain of the registrant’s trustees who are considered to be “interested persons” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, do possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Trust.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2019 and September 30, 2018 for professional services rendered by the registrant’s principal accountants for the audit of its annual financial statements or services that are normally provided by such accountants in connection with statutory and regulatory filings were $77,219 and $74,970 respectively.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2019 and September 30, 2018 for assurance and related services by the registrant’s principal accountants reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $45,425 and $44,100 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Trust’s antimoney laundering controls and policies.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended September 30, 2019 and September 30, 2018 for professional services rendered by the registrant’s principal accountants for tax matters were $9,936 and $9,647 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns.

(d) Other Fees. During the fiscal years ended September 30, 2019 and September 30, 2018 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountants be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a)—(d) of this item were so approved.

(f) The registrant has been advised by its independent accountants that less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for its fiscal year ended September 30, 2019 were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments

Enclosed as part of Item 1 Above.

Securities reflected in the Schedule of Assets may be pledged as collateral to secure the Trust’s bank borrowings.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes with respect to procedures for shareholders to recommend nominees for Trustee from the disclosure contained in the registrant’s Proxy Statement for its Meeting of Beneficaries convened on May 16, 2005.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended), have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

(a)	99.CERT—Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)	99.906CERT—A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)
Date: December 6, 2019

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)

Date: December 6, 2019

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 6, 2019